UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2023

HUDSON ACQUISTION I CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-41532	86-2712843
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

19 West 44th Street, Suite 1001
New York, NY	10036
(Address of principal executive offices)	(Zip Code)

(347) 205-3126

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock and one Right	HUDA U	The Nasdaq Stock Market LLC
Shares of Common Stock, par value $0.0001 per share	HUDA	The Nasdaq Stock Market LLC
Rights, each to receive one-fifth (1/5) of a share of Common Stock	HUDA R	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Promissory Notes

In connection with the approval of the Extension Amendment Proposal, on July 18, 2023, Hudson SPAC Holding, LLC (the “Sponsor”) entered into a non-interest bearing, unsecured promissory note issued by Hudson Acquisition I Corp. (the “Company”) in favor of the Sponsor (the “Extension Note”), providing for loans up to the aggregate principal amount of $720,000. On July 18, 2023, pursuant to the Second Amended and Restated Certificate of Incorporation, as amended by the Certificate of Amendment, the Sponsor deposited $80,000 into the trust account established for the benefit of the Company’s public stockholders (the “Trust Account”) for a one-month extension. The Sponsor will deposit into the Trust Account $80,000 each month the Company determines to extend the date by which it must effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination (a “Business Combination”). If the Company elects to extend such date until April 18, 2024, an aggregate deposit of $720,000 of the proceeds of the Extension Note will be made into the Trust Account.

The Extension Note bears no interest and all unpaid principal under the Extension Note will be due and payable in full upon the earlier of (i) the date of the consummation of the Company’s initial business combination and (ii) the date of the liquidation of the Company.

On July 20, 2023, the Company and the Sponsor amended and restated the promissory note, dated as of April 5, 2021 (as amended and restated, the “Working Capital Note”), providing for loans up to $1,000,000 in the aggregate. The Working Capital Note bears no interest and all unpaid principal under the Working Capital Note will be due and payable in full upon the earlier of (i) the date of the consummation of the Company’s initial business combination and (ii) the date of the liquidation of the Company. At the election of the Sponsor, up to $1.0 million of the loans under the Working Capital Note may be settled in private units, with each private unit comprised of one share of common stock of the Company and one right to one-fifth of a share of the Company’s common stock.

The foregoing descriptions are subject to, and qualified in its entirety by reference to, the Extension Note and Working Capital Note, copies of which are attached as Exhibits 10.1 and 10.2, respectively, hereto and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under the caption “Promissory Notes” in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 17, 2023, the Company filed a certificate of amendment (the “Certificate of Amendment”) to the Company’s Second Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware. The Certificate of Amendment amends the Certificate of Incorporation to (i) give the Company the option to extend the date by which the Company must effect a Business Combination beyond July 18, 2023 up to nine (9) times for an additional (1) month each time to April 18, 2024 upon the deposit into the Trust Account of $80,000 for each calendar month and (ii) eliminate the limitation that the Company may not redeem public shares to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934 of less than $5,000,001.

The foregoing description is subject to, and qualified in its entirety by reference to, the full text of the Certificate of Amendment, a copy of which is attached as Exhibit 3.1 hereto, and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On July 17, 2023, the Company held the Special Meeting. On June 28, 2023, the record date for the Special Meeting, there were 8,556,625 shares of common stock outstanding and entitled to be voted at the Special Meeting, approximately 84% of which were represented in person or by proxy at the Special Meeting.

The final results for each of the matters submitted to a vote of the Company’s stockholders at the Special Meeting are as follows:

The Extension Amendment Proposal

The stockholders approved the proposal to amend the Company’s Certificate of Incorporation to give the Company the option to extend the date by which the Company must effect a Business Combination beyond July 18, 2023 up to nine (9) times for an additional (1) month each time to April 18, 2024 upon the deposit into the Trust Account of $80,000 for each calendar month. The voting results were as follows:

FOR	AGAINST	ABSTAIN
7,150,773	340,257	0

The Redemption Limitation Amendment Proposal

The stockholders approved the proposal to amend the Certificate of Incorporation to eliminate the Redemption Limitation. The voting results were as follows:

FOR	AGAINST	ABSTAIN
7,150,773	340,257	0

The Adjournment Proposal

The Company had solicited proxies in favor of an Adjournment Proposal which would have given the Company authority to adjourn the Special Meeting to solicit additional proxies. As sufficient shares were voted in favor of the proposals, this proposal was not voted upon at the Special Meeting.

Item 8.01 Other Events.

In connection with the votes to approve the proposals above, the holders of 4,427,969 shares of common stock of the Company properly exercised their right to redeem their shares for cash, leaving approximately $25 million in the Trust Account.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description
3.1	Certificate of Amendment to Second Amended and Restated Certificate of Incorporation
10.1	Promissory Note dated as of July 18, 2023.
10.2	Amended and Restated Promissory Note dated as of July 20, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 20, 2023

HUDSON ACQUISITION I CORP.

By:	/s/ Jiang Hui
Name:	Jiang Hui
Title:	Chief Executive Officer

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